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                                                                EXHIBIT 10.13(b)

                              FRN PLEDGE AGREEMENT


         THIS FRN PLEDGE AGREEMENT (this "Agreement"), dated as of September 11, 1998 is executed by CINEMARK INVESTMENTS CORPORATION, a Delaware corporation (the "Company") for the benefit of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as agent (in such capacity herein called the "Administrative Agent") for itself, each Bank (as hereinafter defined) and NationsBank, N.A., as Syndication Agent (the Administrative Agent, the Syndication Agent and each Bank in such capacities are referred to herein collectively as the "Secured Parties"). Terms not defined herein have the meanings assigned to them in the Credit Agreement referred to below.

                             PRELIMINARY STATEMENTS:

         A. Reference is made to that certain Credit Agreement dated as of September 11, 1998 (as from time to time amended, extended, restated, modified or supplemented, the "Credit Agreement;" capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement) among the Company, the banks party thereto (the "Banks") and Bank of America National Trust and Savings Association, as Administrative Agent (in such capacity, the "Administrative Agent") for said Banks and NationsBank, N.A., as Syndication Agent (in such capacity, the "Syndication Agent").

         B. It is a requirement of the Credit Agreement that Company execute and delivery this Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. GRANT OF SECURITY INTEREST.

         (a) As security for the payment or performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations to any Secured Party, now existing or hereafter arising, the Company hereby pledges, assigns and transfers to the Administrative Agent for purposes of security and for the equal benefit of the Secured Parties, and hereby grants to the Administrative Agent for the equal benefit of the Secured Parties, a lien on, and security interest in, all of the Company's right, title and interest in, to and under the following, whether now or hereafter existing and whether now owned or hereafter acquired (collectively, the "Collateral"):

                  (i) any and all Fixed Rate Notes, together with any collateral security therefor.

                  (ii) all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Fixed Rate Notes (all of the foregoing being the "Proceeds"); provided, however, that so long as no Event of Default has occurred and is continuing and subject to Section 2.08(a) of the Credit Agreement, the Company may receive free and clear of


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         any security interest under this Agreement any payments made under the
         Fixed Rate Notes.

         (b) If an Event of Default has occurred and is continuing, the Administrative Agent shall have the right, at any time in its discretion and without notice to the Company, to transfer to or to register in its name or any of its nominees any or all of the Collateral, subject only to the revocable rights specified in Section 6(a). In addition, if an Event of Default has occurred and is continuing, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

         2. SECURITY FOR OBLIGATIONS. This Agreement secures, in accordance with the provisions hereof, the payment of all of the Obligations to any Secured Party under any Loan Document now existing or hereafter arising. The Collateral shall secure the Obligations owing to the Secured Parties equally and ratably.

         3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants as of the date hereof as follows:

         (a) The chief place of business and chief executive office of the Company and the office where the Company keeps its records concerning the Collateral (hereinafter, "Records") is located at the address for notices for the Company as provided in the Credit Agreement.

         (b) The Company has delivered to the Collateral Agent all instruments, documents, chattel paper and other items of Collateral in which a security interest is or may be perfected by possession.

         (c) Each contract right, item of chattel paper, instrument or any other right to the payment of money constituting Collateral is genuine and enforceable in accordance with its terms against Cinemark Brasil; any amount represented by the Company to the Administrative Agent as owing by Cinemark Brasil is the correct amount actually and unconditionally owing, free or any defense, set off claim or counterclaim.

         (d) No effective financing statement or other instrument similar in effect covering all or any part of the Collateral owned by the Company is on file in any recording office, except as may have been filed pursuant to this Agreement.

         (e) The Company is lawfully possessed of ownership of the Collateral owned by the Company which exists on the date hereof, and has full power and lawful authority to grant the Liens in and on the Collateral hereunder.

         (f) This Agreement creates in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a valid and enforceable first priority Lien on the Collateral, subject to no Liens, securing the payment and performance of the Obligations, and all filings and other actions necessary to perfect such Lien have been duly made or taken.


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         (g) The Company is duly organized and existing under the laws of the state of its incorporation, and is properly licensed and in good standing in, and where necessary to maintain its rights and privileges has complied with the fictitious name statute of, every jurisdiction in which it is doing business, except where the failure to be licensed or be in good standing or comply with any such statute will not have a material adverse effect on the ability of the Company to perform its obligations hereunder or under any instrument or agreement required hereunder.

         (h) The execution, delivery and performance of this Agreement and any instrument or agreement required hereunder are within the corporate power of the Company, have been duly authorized by, and are not in conflict with the terms of any charter, by-laws, trust instrument or other organization papers, as applicable, of, the Company.

         (i) Except for Brazilian regulatory approval which has been obtained, no approval, consent, exemption or other action by, or notice to or filing with, any Governmental Authority is necessary in connection with the execution, delivery, performance or enforcement by the Company of this Agreement or any instrument or agreement required hereunder, except as may have been obtained and certified copies of which have been delivered to Administrative Agent.

         (j) There is no law, rule or regulation, nor is there any judgment, decree or order of any court or Governmental Authority binding on the Company, which would be contravened by the execution, delivery, performance or enforcement by the Company of this Agreement or any instrument or agreement required hereunder.

         (k) This Agreement is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable, except where enforceability thereof may be limited by applicable law relating to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by the application of general principles o equity.

         (l) There is no action, suit or proceeding pending against, or to the knowledge of the Company, threatened against or affecting the Company, before any court or arbitrator or any Governmental Authority which in any manner draws into question the validity or enforceability of this Agreement.

         (m) The execution, delivery and performance by the Company of this Agreement do not and would not be expected to conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company is a party.

         4. FURTHER ASSURANCES; SUPPLEMENTS.

         (a) The Company agrees that from time to time, at the expense of such Person, it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that the Administrative Agent may reasonably request, in



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order to perfect the Liens granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder. Without limiting the generality of the foregoing, the Company will execute and deliver to Administrative Agent such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the Liens granted or purported to be granted hereby.

         (b) The Company hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Company where permitted by law.

         (c) The Company shall pay all filing, registration and recording fees or refiling, re-registration and re-recording fees, and all expenses, incident to its execution and acknowledgement of this Agreement, any agreement supplemental hereto and any instruments of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with its execution and delivery of this Agreement, any agreement supplemental hereto and any instruments of further assurance.

         (d) The Company shall warrant and defend title to the Collateral against the claims and demands of all Persons (other than the Secured Parties or any Person claiming by or through any Secured Party) whomsoever.

         (e) The Company shall, upon obtaining any Fixed Rate Notes or other instruments constituting Collateral, promptly deliver the same to the Administrative Agent and agrees that all such Fixed Rate Notes or other instruments shall for all purposes hereunder constitute Collateral.

         5. COVENANTS OF COMPANY.

         (a) The Company shall pay, before any fine, penalty, interest or cost attaches thereto, all taxes, assessments and other governmental or non-governmental charges or levies now or hereafter assessed or levied against the Collateral or upon the Liens provided for herein, and will retain copies of, and, upon request, permit the Administrative Agent or any other Secured Party to examine, receipts showing payment of any of the foregoing; provided, that Company shall not be required to pay any suc tax, assessment, charge or levy, the validity of which is being contested in good faith by appropriate proceedings.

         (b) The Company shall give the Administrative Agent at least 30 days' prior written notice before it changes the location of its chief executive office or the office where it keeps the Records and shall at the expense of the Company execute and deliver such instruments and documents as required to maintain a prior perfected security interest and as reasonably requested by the Administrative Agent. The Company will hold and preserve all Records and will, upon reasonable request by the Administrative Agent or any Secured party at any time during normal business hours (or at any time without notice following the occurrence and during the



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continuance of any Event of Default), the Administrative Agent may, permit the
Administrative Agent or any Secured Party to inspect and make abstracts from such Records.

         (c) The Company shall not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral.

         (d) The Company shall not create or suffer to exist any Lien upon or with respect to any of the Collateral except for the security interest created by this Agreement or the Credit Agreement, and will defend the right, title and interest of the Administrative Agent in and to the Company's rights to the Collateral against the claims and demands of all Persons whatsoever.

         (e) The Company will, upon becoming aware of such event, notify the Administrative Agent promptly, in reasonable detail, (i) of any material claim made or asserted against the Collateral by any Person; (ii) of any event which could reasonably be expected to have a material adverse effect on the value of the Collateral; (iii) of any event which could reasonably be expected to have a material adverse effect on the ability of the Administrative Agent to dispose of the Collateral or the rights and remedies of the Administrative Agent; and (iv) of the occurrence of any other event which would have a material adverse effect on the Collateral or on the security interest created hereunder.

         6. RECEIPT OF PAYMENTS, ETC.

         So long as no Event of Default shall have occurred and be continuing (and, in the case of paragraph (i) below, so long as written notice has not been given by the Administrative Agent to the Company): (i) the Company shall be entitled to exercise any and all rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any Loan Documents; and (ii) subject to Section 2.08(a) of the Credit Agreement, the Company shall be entitled to receive and retain free and clear of any security interest under this Agreement any and all payments made in respect of the Collateral, other than any (A) instruments and other property received, receivable or otherwise distributed in exchange for, any Collateral, and (B) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral all of which shall be, and all of which shall be forthwith delivered to the Administrative Agent to hold as, Collateral and shall, if received by the Company, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of the Company, and be forthwith delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement).

         If an Event of Default has occurred and is continuing, in order to permit the Administrative Agent to exercise all rights with respect to the Collateral, and to receive all payments which it may be made under the Collateral, the Company shall, if necessary, upon written notice from the Administrative Agent, from time to time during the continuance of an Event of Default execute and deliver to the Administrative Agent appropriate payment orders and other instruments as the Administrative Agen may reasonably request. In addition, concurrently with the execution and delivery of this Agreement, the Company shall sign, and shall arrange to have the paying agent under the Fixed Rate Notes sign, an acknowledgement in form and



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substance satisfactory to the Administrative Agent, pursuant to which paying agent agrees to make all payments under the Fixed Rate Notes directly to the Administrative Agent upon receipt of written instructions of the Administrative Agent to do so.

         7. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. The Company hereby irrevocably appoints the Administrative Agent the Company's attorney-in-fact (which appointment as attorney-in-fact shall be coupled with an interest), with full authority to act in the place and stead of the Company and in the name of the Company or otherwise, from time to time if an Event of Default has occurred and is continuing or to the extent contemplated by Section 8 hereof in the Administrative Agent's discretion to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral, to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection therewith, and to file any claims or take any action or institute any proceedings which the Administrative Agent may deem to be necessary or desirable for the collection thereof or to enforce compliance with the terms and conditions of the Collateral or this Agreement. Notwithstanding the foregoing, the Administrative Agent shall not be obligated to exercise any right or duty as attorney-in-fact, and shall have no duties to the Assignor in connection therewith.

         8. ADMINISTRATIVE AGENT MAY PERFORM.

         If the Company fails to perform or comply with any of its agreements contained herein, the Administrative Agent may, as provided for by the terms of this Agreement, itself perform or comply, or otherwise cause performance or compliance, with such Agreement. The reasonable expenses of the Administrative Agent incurred in connection with such performance or compliance shall be payable by the Company to the Administrative Agent and shall constitute Obligations secured hereby; provided, that the payment to the Administrative Agent shall be made solely through the application of proceeds in accordance with Section 9(a) hereof. The Administrative Agent agrees to notify the Company promptly after incurring any expenses pursuant to this Section 8; provided, however, that the failure to provide such notice shall not affect the Administrative Agent's right to reimbursement from the Company.

         (b) The Administrative Agent shall use reasonable care with respect to the Collateral in its possession or under its control. Except as set forth in the preceding sentence, the Administrative Agent shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or as to any income thereon or as to the preservation of rights against parties or any other rights pertaining thereto.

         9. RIGHTS AND REMEDIES.

         If (i) an Event of Default shall have occurred and be continuing and
(ii) any of the Obligations shall have been declared to be, or shall have become, due and payable, then, in addition to any other rights and remedies provided for herein or which may otherwise be



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available, the Administrative Agent may, without any further demand, advertisement or notice (except as expressly provided for below in this Section 9(a)), exercise all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York (the "UCC") (whether or not the UCC applies to the affected Collateral), and in addition: (i) may apply the moneys, if any, then held by it as part of the Collateral, for the following purposes and in the following order:

                  (1) first, to the payment of (A) all costs and expenses relating to the sale of the Collateral and collection of amounts owing hereunder, including reasonable attorneys' fees and disbursements and the just compensation of the Administrative Agent for services rendered in connection therewith or in connection with any proceeding to sell if a sale is not completed, and (B) all charges, expenses and advances incurred or made by the Administrative Agent in order to protect the Lien of this Agreement or the security afforded hereby, together with interest at the rate specified in Section 2.09(c) of the Credit Agreement;

                  (2) second, to the payment in full of all of the Obligations owed to the Secured Parties hereunder or under any Loan Document (to be paid to the Secured Parties in accordance with the aggregate outstanding amounts of such Obligations owed to each Secured Party); and

                  (3) third, the balance, if any, shall be paid to the Company or to such other Person as shall be lawfully entitled to receive such surplus (as determined by a court of competent jurisdiction, if such procedure is available under applicable law);

                  and (ii) if there shall be no such moneys or the moneys so applied shall be insufficient to satisfy in full all Obligations, may sell the Collateral, or any part thereof, as hereinafter provided in this Section 9(a) and otherwise to the fullest extent permitted by law. The Collateral may be sold in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, the Administrative Agent, at the Administrative Agent's place of business or elsewhere, for cash, upon credit or for other property, for immediate or future delivery, and at such price or prices and on such terms as the Administrative Agent shall deem appropriate. The Administrative Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at a public sale and, to the extent permitted by law, at a private sale and thereafter hold the same, absolutely free from any right or claim of whatsoever kind, and, the obligations of the Company to such purchaser may be applied as a credit against the purchase price. The Administrative Agent, may, in its sole discretion (in the case of Collateral consisting of securities) or if commercially reasonable (in the case of all other Collateral), at any such sale restrict the prospective bidders or purchasers as to their number, nature of business and investment intention. Upon any public or private sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including the Administrative Agent or any other Secured Party) at any such sale shall hold the Collateral so sold, absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption,




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         of the Company, and the Company hereby specifically waives, to the full extent it may lawfully do so, all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. The Administrative Agent shall give the Company at least ten days' notice (which the Company agrees is reasonable notification within the meaning of Section 9-504(3) of the
         UCC) of any such public or private sale. Any public sale shall be held at such time or times within ordinary business hours as the Administrative Agent shall fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels. The Administrative Agent shall not be obligated to mak any sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by th Administrative Agent until the full selling price is paid by the purchaser thereof, but neither the Administrative Agent nor any other Secured Party shall incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and, in case of any such failure, such Collateral may again be sold pursuant to the provisions hereof.

         (b) Instead of exercising the power of sale provided in Section 9(a) hereof, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose the security interest under this Agreement and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction.

         (c) The Administrative Agent as attorney-in-fact pursuant to Section 7 hereof may, in the name and stead of the Company, make and execute all conveyances, assignments and transfers of the Collateral sold pursuant to
Section 9(a) or Section 9(b) hereof, and the Company hereby ratifies and confirms all that the Administrative Agent, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Company shall, if so requested by the Administrative Agent, ratify and confirm any sale or sale by executing and delivering to the Administrative Agent, or to such purchaser or purchasers, all such instruments as may, in the reasonable judgment of the Administrative Agent, be advisable for the purpose.

         (d) The receipt by the Administrative Agent of the purchase money paid at any sale made by it shall be a sufficient discharge therefor to any purchaser of the Collateral, or any portion thereof, sold as aforesaid; and no such purchaser (or the representatives or assigns of such purchaser), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

         (e) The Administrative Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale conducted in a commercially reasonable


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manner. The Company hereby waives, to the full extent permitted by applicable law, any claims against the Administrative Agent and/or any Secured Party arising by reason of the fact that the price at which the Collateral, or any part thereof, may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Administrative Agent accepts the first offer received which the Administrative Agent in good faith deems to be commercially reasonable under the circumstances and does not offer the Collateral to more than one offeree. To the fullest extent permitted by law, the Company shall have the burden of proving that any such sale of the Collateral was conducted in a commercially unreasonable manner.

         (f) Each and every right and remedy of the Administrative Agent shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or under the Credit Agreement or now or hereafter existing at law or in equity or by statute.

         (g) The Administrative Agent may participate in any recapitalization, reclassification, reorganization, consolidation, redemption, stock split, merger, or liquidation of the Issuer, and in connection therewith deposit or surrender control of the Collateral, accept money or other property in exchange for the Collateral, and take such action as deemed proper by the Administrative Agent in connection therewith, and any other money or property received in exchange for the Collateral shall be applied to satisfy the Obligations or held by the Administrative Agent thereafter as Collateral pursuant to the provisions hereof.

         10. CONTINUING ASSIGNMENT AND SECURITY INTEREST; TRANSFER OF NOTES. This Agreement shall create a continuing assignment of and security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Obligations and all other amounts owing to each Secured Party under any Loan Documents and the termination or expiration of the Commitments, (b) be binding upon the Company, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing, any Bank may assign or otherwise transfer its rights and obligations under any Loan Document to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, all as provided in, and to th extent set forth in, the Loan Documents. The Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent. Upon the payment in full of the Obligations and termination of the commitments (exclusive of future, contingent or unliquidated amounts arising under indemnity agreements), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Company. Upon any such termination, the Administrative Agent will, at the Company's expense, execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination.

         11. NO NOTICES, ETC. No Secured Party shall be under any duty or obligation whatsoever (a) to make or give any presentments, demands for performances, notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any


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Obligations or evidences of Obligations held by Secured Parties as Collateral, or in connection with any Obligation or evidences of Obligations which constitute in whole or in part the Obligations secured hereunder, or (b) to give the Company notice of, or to exercise any subscription rights or privileges, any rights or privileges to exchange, convert or redeem or any other rights or privileges relating to or affecting any Collateral held by Secured Parties.

         12. DELIVERY OF COLLATERAL. The Secured Parties may at any time cause the Administrative Agent to deliver the Collateral or any part thereof to the Company and the receipt of the Company shall be a complete and full acquittance for the Collateral so delivered, and Secured Parties shall thereafter be discharged from any liability or responsibility therefor.

         13. ATTORNEYS FEES.

         (a) The Company agrees to pay to each Secured Party the amount of any and all expenses, including expenses incurred by the Administrative Agent, and the reasonable fees and expenses of its counsel (including, without limitation, the allocated cost of in-house counsel) and of any experts, which such Secured Party may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral; (ii) the exercise or enforcement o any of the rights of any Secured Party hereunder; or (iii) the failure by the Company to perform or observe any of the provisions hereof; provided that the payment of such sums shall be made to the Secured Parties solely through the application of proceeds in accordance with Section 9(a) hereof.

         (b) The Company agrees to indemnify and hold each Secured Party harmless from and against any taxes, liabilities, claims and damages, including attorney's fees and disbursements (including, without limitation, the allocated cost of in-house counsel), and other expenses incurred or arising by reason of the taking or the failure to take action by any Secured Party in respect of any transaction effected under this Agreement or in connection with the Lien provided for herein, including, without limitation, any taxes payable with respect to the Collateral or in connection with any transaction contemplated by this Agreement and any and all costs, losses, liabilities, claims, damages or expenses incurred by any Secured Party arising out of any investigation, litigation or other proceeding related to this Agreement or any transaction contemplated hereby (all the foregoing, collectively, the "Indemnified Liabilities"), except for the gross negligence and willful misconduct of such Secured Party. The Company shall have the right to undertake, conduct and control through counsel of its own choosing (which counsel shall be acceptable to the Secured Parties acting reasonably) and at the sole expense of the Company, the conduct and settlement of any Indemnified Liabilities, and the Secured Parties shall cooperate with the Company in connection therewith; provided that the Company shall permit the Secured Parties to participate in such conduct and settlement through counsel chosen by the Secured Parties, but the fees and expenses of such counsel shall be borne by the Secured Parties. Notwithstanding the foregoing, the Secured Parties shall have the right to employ their own counsel, and the reasonable fees and expenses of such counsel shall be at the Company's cost and expense if the interests of the Company and the Secured Parties become adverse in any such claim or course of action; provided, however, the Company, in such event, shall only be liable for the reasonable legal expenses of one counsel for all of such Secured Parties. The Company



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shall not be liable for any settlement of any claim or action effected without its prior written consent, such consent not to be unreasonably withheld. All amounts owing under this Section 13(b) shall be paid within 30 days after demand.

         (c) The obligations of the Company under this Section 13 shall survive the termination of this Agreement.

         14. MISCELLANEOUS.

         (a) Headings used in this Agreement are for convenience of reference only and do not constitute part of this Agreement for any purpose.

         (b) No failure on the part of the Administrative Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

         (c) If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Banks in order to carry out the intentions of the parties hereto as nearly as may be possible and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         (d) The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

         (e) The agreements of the parties hereto are solely for the benefit of the Secured Parties, and no Person (other than the parties hereto and the Secured Parties) shall have any rights hereunder.

         (f) No amendment or waiver of any provision of this Agreement nor consent to any departure by the Company herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (with the consent of the Majority Banks or all the Banks as required by Section 10.01 of the Credit Agreement) and the Company, and then such waiver or consent shall be effective only in the specific instance and for the specified purpose for which given.

         (g) All notices, requests, demands, waivers or other communications to or upon the respective parties hereto shall be in made in accordance with the Credit Agreement.

         15. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW



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

YORK, AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, ARE GOVERNED BY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. TERMS USED IN ARTICLE 9 OF THE UCC ARE USED HEREIN AS THEREIN DEFINED.

         16. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                           CINEMARK INVESTMENTS CORPORATION


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

Agreed to:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
as Administrative Agent

By:
   -----------------------------
           David Price
         Vice President


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                              FRN Pledge Agreement